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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 24, 1998 appearing on page F-2 of PETsMART, Inc.'s Annual Report on Form 10-K for the year ended February 1, 1998.


/s/ PricewaterhouseCoopers LLP
-----------------------------------
PricewaterhouseCoopers LLP

Phoenix, Arizona
July 1, 1998